Exhibit 10.3

EXECUTION COPY

FOURTH AMENDMENT

This Fourth Amendment to the Credit Agreement referred to below and first amendment to the Guarantee Agreement referred to below (this “Fourth Amendment”), dated as of June 26, 2008, is among XM Satellite Radio Inc. (the “Borrower”), XM Satellite Radio Holdings Inc. (“Holdings”), the undersigned lenders party to the Credit Agreement referred to below, the Administrative Agent party to the Credit Agreement referred to below, and the Subsidiary Loan Parties party to the Guarantee Agreement referred to below.

Reference is made to (a) that certain Credit Agreement, dated as of May 5, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Credit Suisse Securities (USA) LLC, as Syndication Agent, Citicorp North America Inc., as Documentation Agent, and J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Bookrunners and Joint Lead Arrangers and (b) that certain Guarantee Agreement, dated as of May 5, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among Holdings, the Subsidiary Loan Parties party thereto and the Administrative Agent. Capitalized terms used but not defined herein have the meanings given such terms in the Credit Agreement.

Under Section 2.19 of the Credit Agreement, the Borrower may, subject to certain terms and conditions set forth therein, elect to request an increase to the existing Commitments by an amount not to exceed $100.0 million in the aggregate (the “New Commitments”).

The Borrower and Holdings have informed the Administrative Agent that, in lieu of the New Commitments, the Borrower intends to incur on or after the date hereof a senior secured term loan facility in an aggregate principal amount not to exceed $100.0 million, the obligations in respect of which will be secured equally and ratably by the Collateral, and that in connection with the incurrence of such senior secured term loan facility the Borrower will no longer require such New Commitments. The Borrower and Holdings have requested that the Administrative Agent and the Required Lenders, in connection with the foregoing, agree to amend the Credit Agreement and the Guarantee Agreement to make the changes set forth herein.

Accordingly, the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, and the Administrative Agent hereby agrees to amend the Guarantee Agreement, in each case as set forth herein:

1. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of June 26, 2008, as amended, restated, supplemented or otherwise modified from time to time, in the form of Exhibit J, among the Administrative Agent, the New Collateral Agent, the Term Loan Administrative Agent and the other parties from time to time party thereto.

“Equally and Ratably” has the meaning assigned to such term in the Collateral Agency Agreement.

“Fourth Amendment” means that certain Fourth Amendment dated as of June 26, 2008 among Holdings, the Borrower, the Administrative Agent, the New Collateral Agent and the Lenders listed on the signature pages thereto.

“Fourth Amendment Effective Date” has the meaning assigned to such term in Section 41 of the Fourth Amendment.

“New Collateral Agent” means JPMorgan Chase Bank, N.A. in its capacity as collateral agent under the Collateral Agency Agreement or such other Person then serving as collateral agent under the Collateral Agency Agreement.

“Term Loans” means, collectively, the term loans made by the Term Loan Lenders pursuant to the Term Loan Credit Agreement.

“Term Loan Administrative Agent” means UBS AG, Stamford Branch, in its capacity as administrative agent under the Term Loan Credit Agreement or such other Person then serving as administrative agent under the Term Loan Credit Agreement.

“Term Loan Arranger” has the meaning assigned to such term in the definition of “Term Loan Credit Agreement.”

“Term Loan Credit Agreement” means that certain Credit Agreement, dated as of June 26, 2008, by and among Holdings, the Borrower, the lenders from time to time party thereto, the Term Loan Administrative Agent, and UBS Securities LLC, as sole lead arranger and sole bookrunner (the “Term Loan Arranger”), evidencing the Term Loan Obligations in the form attached hereto as Exhibit K, as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Term Loan Documents” means, collectively, the Term Loan Credit Agreement, the Security Documents, any promissory notes issued under the Term Loan Credit Agreement and each other agreement entered into pursuant to any of the foregoing or contemplated thereby.

“Term Loan Lenders” means the lenders who are party from time to time to the Term Loan Credit Agreement.

“Term Loan Liens” means the Liens granted by the Loan Parties pursuant to the Security Documents on all or any portion of the Collateral in support of the Borrower’s, Holdings’ and each other Loan Party’s Term Loan Obligations, which Liens shall rank Equally and Ratably with the Liens securing the obligations in respect of the Loan Documents.

“Term Loan Obligations” means, collectively, all obligations of every nature of Holdings, the Borrower and each Subsidiary of the Borrower that is a guarantor pursuant to the terms of the Term Loan Documents, in each case from time to time owed to any agent or lender under the Term Loan Documents, whether for principal, interest, fees, expenses, indemnification, or otherwise and all guarantees of any of the foregoing pursuant to the Term Loan Documents.

“Term Loan Secured Parties” means, collectively, the Term Loan Administrative Agent, the Term Loan Arranger and the Term Loan Lenders.

2. The definition of “Asset Sale” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “Guarantor” at the end of clause (ii) thereof with the word “Guarantors”.

3. The definition of “Change in Control” is hereby amended by inserting the words “, the Term Loan Credit Agreement” immediately after the words “the Owner Trustee Notes” in clause (b)(vi) of such definition.

4. The definition of “Collateral” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, the Term Loan Documents” immediately after the appearance of the words “Secured Notes”.

5. The definition of “Collateral Agreement” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “Administrative Agent” appearing therein with the words “New Collateral Agent”.

6. The definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended by:

a.	replacing the phrase “the Administrative Agent (I) shall” appearing at the beginning of clause (a) thereof with the phrase “(I) the Administrative Agent shall”;

b.	replacing clause (c) thereof with the following:

“(c) (i) on the Fourth Amendment Effective Date the Administrative Agent shall have received from the Borrower, Holdings, each Subsidiary Loan Party, the New Collateral Agent, the Administrative Agent and the Term Loan Administrative Agent, a counterpart of the Collateral Agency Agreement duly executed and delivered on behalf of the Borrower, Holdings, each Subsidiary Loan Party, the New Collateral Agent, the Administrative Agent and the Term Loan Administrative Agent and such Collateral Agency Agreement shall be in full force and effect and legal, valid and binding against each of the Loan Parties, the New Collateral Agent, the Administrative Agent and the Term Loan Administrative Agent as of the Fourth Amendment Effective Date and (ii) on the Release Date, the Administrative Agent shall have received from the Borrower, Holdings, each Subsidiary Loan Party and the New Collateral Agent, a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party and the New Collateral Agent and such Collateral Agreement shall be in full force and effect and shall be a legal, valid and binding obligation of each such Loan Party and the New Collateral Agent as of the Release Date;”;

c.	replacing the first appearance of the words “Administrative Agent” in clause (d) thereof with the words “New Collateral Agent or the Administrative Agent”;

d.	replacing the second appearance of the words “Administrative Agent” in clause (d) thereof with the words “New Collateral Agent”;

e.	replacing the first appearance of the words “Administrative Agent” in clause (e) thereof with the words “New Collateral Agent or the Administrative Agent”;

f.	inserting the words “and the Term Loan Secured Parties” immediately after each appearance of the words “New Secured Parties” in clause (e) thereof; and

g.	replacing each appearance of the words “Administrative Agent” in clause (e)(ii) thereof with the words “New Collateral Agent.”

7. The definition of “Existing Secured Parties” in Section 1.01 of the Credit Agreement is hereby amended by adding the word “any” before the phrase “other person identified as a secured party” appearing therein.

8. The definition of “MLB Letter of Credit” in Section 1.01 of the Credit Agreement is hereby amended by deleting the “(a)” and the words “and (b) that has a stated maturity date no later than the date that is 135 days after the Third Amendment Effective Date” appearing therein.

9. The definition of “Permitted Holdings Debt” in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “and Term Loan Obligations” in clause (c) thereof after the phrase “other than Credit Agreement Obligations” appearing therein.

10. The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the phrase “(including Liens in favor of the Administrative Agent)” appearing in clause (f) thereof, (ii) deleting the “and” at the end of clause (y) thereof, and (iii) adding new clauses (aa) and (bb) at the end thereof as follows:

“(aa) Liens in favor of the Collateral Agent, the New Collateral Agent and/or the Administrative Agent for the benefit of the New Secured Parties; and

(bb) Term Loan Liens securing the Term Loan Obligations.”

11. The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by re-lettering clause (e) as clause (f) and inserting a new clause (e) before the “and” appearing therein as follows:

“(e) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is secured Equally and Ratably with the Liens created under the Loan Documents, such Permitted Refinancing Indebtedness is either equally secured or unsecured, as applicable, on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded and, if secured, is subject to the Security Documents;”

12. The definition of “Release Date” in Section 1.01 of the Credit Agreement is hereby amended as follows:

a.	clause (d)(i) of such Section is hereby amended by inserting the words “, as certified to the Administrative Agent by a Responsible Officer of the Company,” immediately after the parenthetical appearing in such clause; and

b.	adding the following proviso immediately before the “.” at the end thereof as follows:

“; provided that, if the Term Loan Credit Agreement is then in full force and effect, both the Release Date and the “Release Date” under the Term Loan Credit Agreement shall occur on the same date.”

13. The definition of “Second Lien Intercreditor Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new definition:

““Second Lien Intercreditor Agreement” means the Second Lien Intercreditor Agreement, dated as of May 5, 2006, as amended as of June 26, 2008, among the Bank of New York, JPMorgan Chase Bank, N.A., the Borrower, Holdings, each Subsidiary Guarantor and GM, in the form of Exhibit G, as further amended, supplemented or otherwise modified from time to time.”

14. The definition of “Security Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, the Collateral Agency Agreement” immediately after the words “Foreign Pledge Agreements” appearing therein.

15. The Credit Agreement is hereby amended by replacing each reference therein to “Existing Security Documents” with the words “Existing Collateral Documents.”

16. Article II of the Credit Agreement is hereby amended by deleting Section 2.19 (New Commitments) in its entirety. In addition all references to such Section 2.19, “New Commitments,” “Increased Amount Date,” “New Lender,” and “New Loan” in the Credit Agreement and each other Loan Document are also hereby deleted.

17. Section 2.10 of the Credit Agreement is hereby amended by replacing clause (c) thereof with the following:

“(c) If, at any time, the aggregate amount of Excess Proceeds of the Borrower and its Material Subsidiaries shall exceed $10,000,000, within three (3) Business Days of such date, an amount equal to the entire amount of such Excess Proceeds shall be offered (the “Asset Sale Offer”) to the Lenders and the Term Loan Lenders on a pro rata basis in accordance with their respective Commitments and Term Loans, respectively, to be applied to the permanent reduction of the total Commitments and to prepay the Term Loans, respectively, on the date that is 10 Business Days after the making of such Asset Sale Offer. If a Lender or any such Term Loan Lender does not accept such Asset Sale Offer within five Business Days of the making of such Asset Sale Offer by providing notice of its acceptance to the Administrative Agent or the Term Loan Administrative Agent, as the case may be, such amount may be used by the Borrower for any purposes not otherwise prohibited by this Agreement.”

18. Section 3.15 of the Credit Agreement is hereby amended as follows:

a.	clause (b) of such Section is hereby amended by (i) deleting the reference therein to “Administrative Agent” and replacing it with “New Collateral Agent” and (ii) inserting the words “and the Term Loan Secured Parties” immediately after the words “New Secured Parties”;

b.	clauses (c) and (d) of such Section are hereby amended by (i) deleting each reference therein to “Administrative Agent” and replacing each such reference with “New Collateral Agent” and (ii) inserting the words “and the Term Loan Secured Parties” immediately after each appearance of the words “New Secured Parties”; and

c.	a new clause (e) is added at the end thereof as follows:

“(e) The Borrower Obligations, the Guarantor Obligations and the Term Loan Obligations are Equally and Ratably secured pursuant to the Security Documents by the same Collateral.”

19. Section 5.02 of the Credit Agreement is hereby amended by deleting the “and” at the end of the clause (d) thereof, re-lettering clause (e) thereof as clause (f), and inserting a new clause (e) immediately after clause (d) as set forth below:

“(e) (i) without duplication, any notice provided to the Term Loan Administrative Agent under Section 5.02 of the Term Loan Credit Agreement and each other notice required to be delivered by the Borrower or Holdings to the Term Loan Administrative Agent pursuant to the terms of the Term Loan Documents and (ii) any notice provided by the Borrower or Holdings to the New Collateral Agent under the Security Documents (other than the Existing Collateral Documents); and”

20. Section 5.05 of the Credit Agreement is hereby amended by (a) deleting each reference to “Administrative Agent” appearing in clauses (b)(i) and (b)(ii) therein and replacing each such reference with “New Collateral Agent”, (b) adding the words “and the New Collateral Agent” immediately after the words “the Administrative Agent” appearing in clause (b)(iii) therein and (c) inserting the words “and the Term Loan Secured Parties” immediately after each appearance of the words “New Secured Parties.”

21. Section 5.10 of the Credit Agreement is hereby amended as follows:

a.	clause (e) of such Section is hereby amended by (x) deleting in clause (ii) of the proviso appearing therein the reference to “Administrative Agent” and replacing it with “New Collateral Agent”, (y) deleting in clause (iii) of the proviso appearing therein the each reference to “Administrative Agent” and replacing the first reference with “New Collateral Agent and the Administrative Agent” and the second reference with “any of the Collateral Agent, the New Collateral Agent and the Administrative Agent” and (z) inserting the words “and the Term Loan Secured Parties” immediately after each appearance of the words “New Secured Parties”;

b.	clause (g) of such Section is hereby amended by (x) replacing the words “and/or the Administrative Agent” appearing therein with the words “and/or the New Collateral Agent” and (y) inserting the words “and the Term Loan Secured Parties” immediately after the second appearance of the words “New Secured Parties”; and

c.	clause (h) of such Section is hereby amended by adding the words “and/or the New Collateral Agent” immediately after the words “Administrative Agent” appearing therein.

22. Section 6.01(b) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i) the incurrence by the Borrower or any Material Subsidiary of unsecured Indebtedness in an aggregate principal amount (including the aggregate principal amount of all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (i)) which does not exceed, as of the date of such incurrence, at any time outstanding $500,000,000; provided that such Indebtedness shall have (A) a final Stated Maturity of principal at least six months later than the Maturity Date (or, in the case of a letter of credit, an expiry date at least six months later than the Maturity Date) and (B) a Weighted Average Life to Maturity longer than the Weighted Average Life to Maturity of the Loans; provided, further that no draw under a letter of credit by the beneficiary thereof (and resulting reimbursement obligation of the Borrower or any of its Material Subsidiaries in respect thereof) prior to such date shall be considered a violation of the requirement set forth in this clause (i) regarding the final Stated Maturity thereof.”

23. Section 6.01(b)(iii) is hereby amended by inserting the following parenthetical immediately before the “;” at the end thereof:

“(provided that any Indebtedness incurred under the GM/OnStar Credit Facility prior to the Fourth Amendment Effective Date and that is repaid with the proceeds of the Term Loans promptly, and in any event not later than ten Business Days, following the Fourth Amendment Effective Date shall not count against this $150,000,000 amount).”

24. Section 6.01(b)(vi) of the Credit Agreement is hereby amended by deleting the “or” appearing immediately before the “(xiii)” appearing therein and replacing it with “,” and inserting the words “or (xvi)” immediately after the “(xiii)” appearing therein.

25. Section 6.01(b) of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (xiv) thereof, deleting the “.” at the end of clause (xv), and adding new clauses (xvi) and (xvii) at the end thereof as follows:

“(xvi) the incurrence by the Borrower and each other Loan Party of the Term Loan Obligations in an aggregate principal amount not to exceed $100,000,000 at any time; and

(xvii) the incurrence by the Borrower or any Material Subsidiary of unsecured Indebtedness undertaken in connection with the Merger or any Merger Related Event (including, without limitation, in connection with a change of control offer to security holders of the Borrower, any Material Subsidiary or Holdings, a change of control offer in connection with an XM-4 Sale and Leaseback Transaction or a waiver of any such change of control offer or right to receive the same), other than or in addition to Permitted Refinancing Indebtedness incurred for such purpose, in an aggregate principal amount (including the aggregate principal amount of all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (xvii)) which does not exceed, as of the date of such incurrence, at any time outstanding $100,000,000; provided that such Indebtedness shall have a final Stated Maturity of principal at least six months later than the Maturity Date and a Weighted Average Life to Maturity longer than the Weighted Average Life to Maturity of the Loans.”

26. Section 6.02 of the Credit Agreement is hereby amended by adding the following proviso immediately after the words “Permitted Liens” appearing therein:

“; provided that no Permitted Lien (other than those set forth in clauses (q), (x) (but only to the extent such Lien is in connection with Permitted Refinancing Indebtedness in respect of Indebtedness permitted under Section 6.01(b)(xvi)) and (bb) of the definition thereof and those securing the Secured Notes outstanding on the Fourth Amendment Effective Date) shall rank Equally and Ratably with the Liens securing the Credit Agreement Obligations and the Guarantor Obligations and no holder of Obligations secured by any Permitted Lien (other than those set forth in clauses (q), (x) (but only to the extent such Lien is in connection with Permitted Refinancing Indebtedness in respect of Indebtedness permitted under Section 6.01(b)(xvi)) and (bb) of the definition thereof and those securing the Secured Notes outstanding on the Fourth Amendment Effective Date) shall be permitted to constitute an Additional Creditor or Secured Party (in each case, under and as defined in the Existing Collateral Documents) or an Additional Secured Debtholder or Secured Party (under and as defined in the Collateral Agency Agreement and the Collateral Agreement).”

27. Section 6.03 of the Credit Agreement is hereby amended by replacing the word “permitted” in the last paragraph of clause (a) thereof with the word “permit”.

28. Section 6.04 of the Credit Agreement is hereby amended by adding the phrase “(x) the Term Loan Documents as in effect on the Fourth Amendment Effective Date and (y)” at the beginning of clause (b)(i) thereof.

29. Section 6.06(b) of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (xiii) thereof, deleting the “.” at the end of clause (xiv), and adding a new clause (xv) at the end thereof as follows:

“(xv) the payment of one or more dividends or making of one or more distributions on account of the Borrower’s Equity Interest by the Borrower to Holdings the proceeds of which are solely used in connection with the Merger or any Merger Related Event by Holdings for the purposes set forth on, and in an aggregate amount which does not exceed the amount set forth on, Schedule 6.06.”

30. Section 6.11 of the Credit Agreement is hereby amended as follows:

a.	clause (c) thereof is amended by adding the phrase “the holders of the Obligations under” immediately after the phrase “To the extent that”; and

b.	adding a new clause (d) to the end thereof as follows:

“(d) (x) The Borrower shall not, nor shall it permit any of its Subsidiaries to, grant to the Term Loan Secured Parties a Lien on any of its assets that are not included in the definition of “Collateral” unless such Lien is also granted to the New Secured Parties on the same terms and (y) the Borrower shall not, nor shall it permit any of its Subsidiaries to, (i) permit (other than pursuant to any mandatory prepayment or acceleration of the Term Loans pursuant to and in accordance with the Term Loan Credit Agreement as in effect on the Fourth Amendment Effective Date) the final maturity date of the Term Loans to be prior to the final maturity date of the Loans, or the Weighted Average Life to Maturity of the Term Loans to be less than that of the Loans and (ii) amend or otherwise modify the terms of the Term Loan Credit Agreement or any other Term Loan Document (including, without limitation, the definition of “Release Date” or any such other comparable provision appearing therein) if the effect of such amendment or modification is to increase materially the obligations of the Borrower and/or its Subsidiaries thereunder or to confer any additional rights on the holders of the Term Loan Obligations in a manner which would be materially adverse to any Loan Party or the Lenders, except, in the case of clauses (x), (y)(i) and (y)(ii), as otherwise expressly permitted under this Agreement or with the prior written consent of the Required Lenders.”

31. Article VII of the Credit Agreement is hereby amended by replacing clause (g) thereof with the following:

“(g) (i) Holdings, the Borrower or any of its Subsidiaries shall (x) fail to make any payment of principal or interest, in each case regardless of amount (subject to any applicable grace period) in respect of the Term Loan Obligations or any Permitted Refinancing Indebtedness in respect thereof when and as the same shall become due and payable or (y) shall fail to observe or perform any covenant, condition or agreement contained in the Term Loan Documents or any Permitted Refinancing Indebtedness in respect thereof, which failure enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of the Term Loan Obligations or any Permitted Refinancing Indebtedness in respect thereof or any trustee or agent on its or their behalf to cause the Term Loan Obligations or any Permitted Refinancing Indebtedness in respect thereof to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) any event or condition occurs that results in the Term Loan Obligations or any Permitted Refinancing Indebtedness in respect thereof becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of the Term Loan Obligations or any Permitted Refinancing Indebtedness in respect thereof or any trustee or agent on its or their behalf to cause the Term Loan Obligations or such Permitted Refinancing Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;”

32. Section 8.01 of the Credit Agreement is hereby amended by inserting a new sentence at the end thereof as follows:

“Each of the Lenders and the Issuing Bank hereby irrevocably appoints JPMorgan Chase Bank, N.A. as its New Collateral Agent pursuant to and in accordance with the terms of the Collateral Agency Agreement and authorizes the New Collateral Agent to enter into and execute the Collateral Agency Agreement and to take such actions on its behalf and to exercise such powers as are delegated to the New Collateral Agent by the terms hereof and the Collateral Agency Agreement (including, without limitation, the execution and delivery of the Collateral Agreement and each other applicable Security Document), together with such actions and powers as are reasonably incidental thereto. In addition, upon the occurrence of the Release Date, each of the Lenders and the Issuing Bank hereby irrevocably authorizes the Administrative Agent and the New Collateral Agent to enter into and execute the Collateral Agreement, which shall be effective as of the Release Date.”

33. Section 9.01 of the Credit Agreement is hereby amended by (a) replacing each reference therein to “David Mallett” with “Peter B. Thauer” and (b) replacing each reference therein to “Clarice A. West” with “Demetra A. Mayon.”

34. Section 9.05(a) of the Credit Agreement is hereby amended by inserting “6.11(d),” immediately after the reference to “6.11(a),” appearing therein.

35. Section 9.05(b) of the Credit Agreement is hereby amended by deleting in the last sentence thereof the words “and its Guarantor Obligations” and replacing them with “, its Guarantor Obligations and its Obligations as a guarantor under the Term Loan Documents.”

36. Section 9.06 of the Credit Agreement is hereby amended by inserting the words “and the Term Loan Secured Parties” immediately after the words “New Secured Parties” appearing therein.

37. The form of Collateral Agreement attached to the Credit Agreement as Exhibit E is hereby deleted and replaced with the new form of Collateral Agreement attached to this Fourth Amendment as Annex I.

38. The Credit Agreement is hereby amended by adding (i) a new “Exhibit J” thereto as set forth in Annex II attached hereto and (ii) a new “Exhibit K” thereto as set forth in Annex III hereto.

39. The Credit Agreement is hereby amended by adding a new Schedule 6.06 thereto as set forth in Annex IV hereto.

40. The Guarantee Agreement is hereby amended by:

a.	adding the words “the Term Loan Obligations,” immediately before each reference to “the Borrower Obligations” in Section 1.2(c) of the Guarantee Agreement;

b.	adding the words “and the Term Loan Obligations” immediately after the reference to “Obligations” in Section 2.2(a) of the Guarantee Agreement;

c.	adding the words “and the Term Loan Obligations” immediately after each reference to “Obligations” in Section 2.2(b) of the Guarantee Agreement; and

d.	adding the words “and the Term Loan Obligations” immediately after the second reference to “Obligations” in the first sentence, and immediately after the word “Obligations” in the second sentence, of Section 2.2(c) of the Guarantee Agreement.

41. The amendments included in this Fourth Amendment shall be effective when the Administrative Agent shall have received a counterpart signature page of (i) this Fourth Amendment duly executed by each of the Loan Parties and each of the Required Lenders, (ii) the first amendment to the Second Lien Intercreditor Agreement duly executed by each of the Loan Parties, the Existing Collateral Agent, GM, OnStar, the Term Loan Administrative Agent and the New Collateral Agent and (iii) the Collateral Agency Agreement duly executed by each of the Loan Parties, the New Collateral Agent, and the Term Loan Administrative Agent (the date on which such conditions are satisfied, the “Fourth Amendment Effective Date”).

42. The Borrower hereby agrees to pay a fee (the “Amendment Fee”) to the Lenders executing this Fourth Amendment on or prior to 4:00 PM New York time on June 25, 2008 in an aggregate amount equal to 0.25% of such Lenders’ outstanding Commitments as of the Fourth Amendment Effective Date, which Amendment Fee shall be received by the Administrative Agent no later than 5:00 PM New York time on June 26, 2008 for distribution to such Lenders.

43. The Lenders signatory hereto hereby irrevocably authorize the Administrative Agent and the New Collateral Agent, and authorize the Administrative Agent to direct the Collateral Agent to, enter into and execute the first amendment to the Second Lien Intercreditor Agreement, which first amendment shall be effective as of the Fourth Amendment Effective Date.

44. Each Guarantor is referred to herein as a “Loan Support Party” and collectively as the “Loan Support Parties”, and the Loan Documents to which they are a party are collectively referred to herein as the “Loan Support Documents”. Each Loan Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Guarantee Agreement and this Fourth Amendment and consents to the amendment of the Credit Agreement and the Guarantee Agreement effected pursuant to this Fourth Amendment, including, without limitation, the incurrence of up to $100.0 million of senior secured term loans and the Liens by the Loan Parties hereby permitted in connection therewith. Each Loan Support Party hereby confirms that each Loan Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Support Documents the payment and performance of all “Obligations” under each of the Loan Support Documents to which it is a party (in each case as such terms are defined in the applicable Loan Support Document). Each Loan Support Party acknowledges and agrees that each of the Loan Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment. Each Loan Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, such Loan Support Party is not required by the terms of the Credit Agreement or any other Loan Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Fourth Amendment, (ii) nothing in the Credit Agreement, this Fourth Amendment or any other Loan Support Document shall be deemed to require the consent of such Loan Support Party to any future amendments to the Credit Agreement and (iii) such Loan Support Party is required by the terms of the Guarantee Agreement to consent to the amendments to the Guarantee Agreement effected pursuant to this Fourth Amendment and that the delivery of such Loan Support Party’s signature page to this Fourth Amendment confirms such Loan Support Party’s consent to such amendments.

Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or any waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement and the Guarantee Agreement, respectively, to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and the Guarantee Agreement, respectively, and each reference in the other Loan Documents to the “Credit Agreement”, “Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement and the Guarantee Agreement, respectively, shall mean and be a reference to the Credit Agreement and the Guarantee Agreement, respectively, as amended by and in accordance with this Fourth Amendment.

THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective officers as of the day and year first above written.

XM SATELLITE RADIO INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM SATELLITE RADIO HOLDINGS INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM EQUIPMENT LEASING LLC

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:

XM RADIO INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:

[XM - Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

[XM - Signature Page to Fourth Amendment to Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Vice President

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Associate

[XM - Signature Page to Fourth Amendment to Credit Agreement]

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Brian Blessing
Name:	Brian Blessing
Title:	Attorney-in-Fact

[XM - Signature Page to Fourth Amendment to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

[XM - Signature Page to Fourth Amendment to Credit Agreement]

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By: JPMORGAN CHASE BANK, N.A., authorized signatory

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

[XM - Signature Page to Fourth Amendment to Credit Agreement]

WELLS FARGO FOOTHILL, INC., as a Lender

By:	/s/ Kelly Walsh
Name:	Kelly Walsh
Title:	Vice President

[XM - Signature Page to Fourth Amendment to Credit Agreement]